Exhibit 99.A
El Paso Revolving Credit Facility July 10, 2006

Agenda Introduction JPMorgan Business Update Mark Leland Executive Vice President & CFO (El Paso) Business Overview Pipelines Jim Yardley President, Southern Pipelines (El Paso) Exploration & Production Lisa Stewart President, El Paso Exploration & Production Marketing & Trading Bryan Neskora Vice President, Marketing & Trading (El Paso) Transaction Overview Citigroup Public Side Q&A Dismiss Public Side Private Side Supplement Mark Leland Executive Vice President & CFO (El Paso) Private Side Q&A

Introduction JPMorgan

Business Update Mark Leland

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2006 plan, including achieving our debt- reduction targets, earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward- looking statements made by the company, whether as a result of new information, future events, or otherwise. The reserves and production information in this presentation, and the reserve replacement costs and rates derived from this information include the proved gas and oil reserves and production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors: The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as risked reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2005, File No. 001-14365, available by writing: Investor Relations, El Paso Corporation, 1001 Louisiana Street, Houston, TX. You can also obtain this form from the SEC by calling 1-800-SEC-0330. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT. EBITDA, free cash flow, net debt and liquidity, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Our Values the place to work the neighbor to have the company to own

Delivering on Our 2006 Plan Earnings of $0.52 per diluted share from continuing operations Includes $0.14 MTM gains from production puts and calls $949 MM cash flow from continuing operations in the first quarter $2.0 billion in gross debt reduction through 5/31/2006 $1.0 billion assets sales* announced or closed through June 2 Pipelines strong performance with continued growth opportunities Exploration & Production turnaround evident 100% drilling success on operated wells in the first quarter New hedges support continued growth in 2007 *Does not include $442 MM related to sale of power portfolio to Morgan Stanley

Core Businesses Performing Well Core Business Pipelines Exploration & Production Other Business Marketing and Trading Power Corporate Total Three Months Ended March 31, 2006 $ 478 199 208 * 3 - $ 888 Capital Expenditures EBIT DD&A *Includes $162 MM MTM gain from production puts and calls ($ Millions) $ 115 146 1 - 10 $ 272 $ 221 175 - - 5 $ 401

Cash Flow Summary $ 375 464 839 110 949 2 $951 $ 401 $ 36 Net income from continuing operations Non-cash adjustments Subtotal Working capital changes and other Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Dividends paid $ 113 245 358 (302) 56 (5) $51 $ 388 $ 26 ($ Millions) 2006 2005 Three Months Ended March 31, Strong operating cash flow

2006 Core Earnings and Cash Flow* Reconciliation *Excludes MTM impact on hedges $ Millions, Except Earnings & Cash Per Share EBITDA DD&A EBIT Interest Taxes at 38% Net income Non-cash adjustments DD&A Non-cash taxes (90%) Working capital changes & other Operating cash Dividends Maintenance capital Discretionary cash Growth capital Free cash $ 3,450 - $ 3,560 1,100 2,350 - 2,460 1,275 408 - 450 $ 667 - $ 735 $ 1,100 368 - 405 400 (+/-) $ 2,535 - $ 2,640 $ 110 1,275 1,150 - 1,255 770 $ 380 - $ 485 EPS: $0.95-$1.05 CPS: $3.62-$3.77

2006 Capital Program Maintenance Growth Total $ 575 470 $ 1,045 2 $ 700 1 300 $ 1,000 $ 1,275 770 $ 2,045 Pipelines Exploration & Production Total $ Millions Significant growth capital in core businesses 1Capital assumed to replace production 2Current estimate of $160 MM of hurricane-related capex not recoverable from insurance for 2006

Net Debt Reduction Progress $ Billions Dec. 31, 2003 Dec. 31, 2004 Dec. 31, 2005 Mar. 31, 2006 Dec. 31, 2006E Net Debt Reduction Plan 20.3 17.1 16.1 15.5 14 1.4 2.1 2.1 1.8 1.2 $21.7 $19.2 $18.2 $20.3 $17.1 $16.1 $1.4 $2.1 $2.1 Net Debt Reduction Plan for Full Year 2006 Free cash flow $ 0.4 Equity issuance $ 0.5 Asset sales & other $ 1.2 Total $ 2.1 Cash Net debt $17.3 $1.8 $15.5 Note: 2003-1Q 2006 includes Macae debt which is reported as discontinued operations and was retired in April 2006 $15.2 $14.0 $1.2

Rating Agency Reaction Moody's Two-notch upgrade on 6/1/06 Senior unsecured debt rating B2 Positive outlook S&P Upgraded senior unsecured debt to B on 5/30/06 Positive outlook

2006 Asset Sales Pending Asian Power $ 128 Central America 28 Total pending $ 156 Closed E&P Properties $ 73 Macae power* 358 Araucaria Power 190 Other power 219 Other 12 Total closed $ 852 Note: Schedule does not include $442 MM related to sale of power portfolio to Morgan Stanley *Reflects total proceeds, part of which was used to pay off $230 MM of project financing As of July 6, 2006 ($ Millions) 15

Current Capitalization Note: Does not include the following: 1. $501 MM in proceeds from equity issuance in May 2006, $500 of which was used to pre-pay debt under the El Paso Exploration and Production Company bank credit facility and any net excess 2. Sale of the Macae power plant in Brazil in April 2006 for $358 MM, approximately $229 MM of which was utilized to prepay non-recourse Macae project financing 3. A total of $743 MM of asset sales were closed in 2Q 2006, including Macae listed above 4. A total of $2 billion of debt has been retired year-to-date through May 31, 2006, including scheduled maturities 1EBITDA includes mark-to-market impacts of Marketing and Trading operations 2Based on a price of $15.14 per share on July 6, 2006 and approximately 660 MM shares outstanding as of May 3, 2006 $ Millions 16

Hedging Activity for 2007 130 Bcf of 2007 production hedged, collars with $8.00/MMBtu floor and $16.02/MMBtu ceilings Provides downside protection and upside opportunity Hedge accounting treatment No margin required Hedges at El Paso Exploration & Production Note: New positions replace 30 Bcf-$6.00 floors, 21 Bcf-$7.00 floors, $9.00 ceilings New hedges support continued growth in 2007

Pipeline Group Jim Yardley

Where We Are Today-Pipelines Best overall pipeline franchise in North America Size • Growth opportunities Diversity • Management Storage Biggest backlog in history Rockies supply • Major market areas LNG • Storage Growth capital generates solid value Low risk Balance Incredible franchise

Leading Natural Gas Pipelines Tennessee Gas Pipeline Elba Island LNG Florida Gas Transmission (50%) Southern Natural Gas ANR Pipeline Great Lakes Gas Transmission (50%) Colorado Interstate Gas Wyoming Interstate El Paso Natural Gas Mojave Pipeline Mexico Ventures Cheyenne Plains Pipeline 26% total U.S. interstate pipeline mileage 36 Bcf/d capacity (25% of total U.S.) Best market connectivity Best supply access Leading pipeline integrity program

Leading Storage and LNG Player 233 Bcf 48 Bcf 36 Bcf 96 Bcf Elba Island LNG 7 Bcf Working Gas Capacity 413 Bcf storage/ 9.1 Bcfd withdrawal capacity 11% of US underground storage 1 of 4 existing onshore LNG terminals in U.S. 26% of U.S. terminal storage capacity

Major Changes in Gas Flows 0.7 1.0 Mackenzie Delta -1.0 0.6 7.7 1.0 1.4 0.1 N.A. LNG Imports 14.3 1.2 0.8 0.6 3.1 0.5 0.5 0.5 0.3 1.8 0.7 0.5 1.1 0.6 0.5 0.8 0.4 1.0 0.7 0.7 0.6 -0.4 0.5 0.7 -0.4 -1.0

Unprecedented Growth FERC Certificated/Under Construction Signed PA's Future Projects TGP NE ConneXion New England $108 MM 2007/08 136 MMcf/d TGP Essex- Middlesex $38 MM November 2007 82 MMcf/d TGP NE ConneXion NY/NJ $27 MM November 2006 42 MMcf/d SNG Elba Expansion II $158 MM February 2006 360 MMcf/d SNG Elba Expansion III & Elba Express $850 MM 2010 - 2012 8.4 Bcf / 900 MMcfd TGP LA Deepwater Link $28 MM October 2006 850 MMcf/d TGP/ANR Eugene Island 371 $16 MM June 2006 200 MMcf/d ANR Wisconsin 2006 $47 MM November 2006 168 MMcf/d ANR STEP $81 MM 2007/08 26 Bcf / 400 MMcf/d ANR Wisconsin 2007 $45 MM November 2007 100 MMcf/d Mexico JV- LPG Reynosa $53 MM (50%) July 2007 30,000 Bbl/d Mexico JV - Sonora $390 MM (33%) 2009 1,000-1,250 MMcf/d EPNG Sonora Lateral $91MM 2009/10 800 MMcf/d EPNG Line 1903 $74 MM December 2005 502 MMcf/d WIC Piceance Pipeline $132MM March 2006 333 MMcf/d WIC Kanda Lateral Up to $137MM January 2008 Up to 333 MMcf/d EPNG Arizona Storage $105MM 2009/10 350 MMcf/d Cheyenne Plains $385MM December 2005 755 MMcf/d CIG Yuma Lateral $22 MM October 2006 49 MMcf/d CIG Raton Basin Expansions $91MM 2005-2008 170 MMcf/d Front Range Market Delivery Infrastructure $148 MM 2008/2009 WIC/CP Opal to Cheyenne or Greensburg $39-$67 MM January 2008 125 Mdth/d FGT Phase VII - Part I and II $63 MM / $0 MM May 2007 / May 2008 60 MMcf/d / 20 MMcf/d SNG Cypress Phase I / II $241 MM / $18 MM May 2007 / Mid 2008 220 MMcf/d / 116 MMcf/d Continental Connector $530 MM June 2008 850 MMcf/d SNG Cypress Phase III $61 MM May 2010 164 MMcf/d FGT Phase VII - Part III $42 MM May 2009 80 MMcf/d

Elba's Customers & Capabilities Start-up Contract Term Dec-2001 22 yrs Feb 2006 30 yrs - - Reactivation Phase II Total Storage Capacity (Bcf) Sendout (MMcfd) Capex ($MM) 4.0 675 - 3.3 540 $155 15.7 2,115 $505 Phase III 2010/2012 long-term 8.4 900 $350

$1.1 Billion of LNG Development in Progress Transco Elba Island Elba Terminal Expansion Two New Storage Tanks Incremental Capacity: 8.4 Bcf Capex: $350 MM In-service: 2010/2012 Cypress Project (Phase I) 165 miles 24" pipe Capacity: 220 MMcf/d Capex: $241 MM FERC certificate received June 2006 In-service May 2007 Elba Express Pipeline Pipe: 42"/36"; 191 miles Capacity: 1,175 MMcf/d Capex: $510 MM In-service: 2010/2012

Contract Expirations As of December 2005 TGP ANR EPNG/Mojave CIG/WIC/CP SNG 2006 2007 2008 2009 2010 Beyond TGP 972 1177 920 868 847 2735 ANR 1259 1275 1083 1162 1253 1594 EPNG/Mojave 1595 1384 483 218 539 2022 CIG/WIC/CP 424 1876 376 179 371 3419 SNG 187 161.594691 69.367761 186.3325 1513.180197 1500.1353 4,437 5,874 2,931 2,613 4,523 11,270 Thousands of Dth/d

Status of Rate Cases FGT and SNG settlements completed 2004 and 2005 Rate certainty Contract extensions for SNG CIG filed settlement in June 2006 EPNG customer settlement negotiations ongoing Recent favorable orders on EPNG restructuring and rate caps

Pipeline Highlights Strong first quarter EBIT of $478 MM, up 16% from 2005 Capital costs, excluding hurricane costs, on plan for annual level $160 MM of non-reimbursable hurricane costs in 2006 Continued progress on EPNG and CIG rate cases Delivering progress on growth projects

1Q 2006: Continued to Deliver on Growth Projects SNG Elba Expansion II: $158 MM In-service February 2006 WIC Piceance Pipeline: $132 MM In-service March 2006 SNG Cypress Phase I: $241 MM FERC certificate issued June 2006 ANR STEP project: $95 MM Executed precedent agreements for 31 Bcf of storage

Summary and Outlook North America infrastructure requirements are tremendous El Paso will continue industry leadership Predictable earnings and cashflow Large backlog of growth projects 4%-6% EBITDA growth annually

Exploration & Production Lisa Stewart

El Paso E&P Today Creating solid value at plan price assumptions Strong acreage position Regional balance Deep inventory Talented and focused group Building International portfolio

Driven by Results 2005 Performance Portfolio rebalanced-50% increase in R/P* Increased reserves by 22%* 94% production replaced through drill bit, 275% including acquisitions $1.1 billion of acquisitions focused on longer life Onshore properties Stabilized production 1Q 2006 Performance 100% drilling success on El Paso operated wells Capital and operating expense on plan Production volumes level with 1Q 2005 2006 Outlook 5%-10% reserve growth 8%-11% increase in average production volumes to 825-850 MMcfe/d* Continue to combat inflation with efficiency improvements *Includes 43% interest in Four Star

Roadmap to E&P Volumes* 1Q 2006 May Full Year Onshore 404 413 434 TGC 196 188 188 GOM/SLA 133 163 203 International 32 23 25 Onshore On plan with steady increase from drilling program Growth averages 5-7 MMcfe/d monthly Texas Gulf Coast Ahead of plan year-to-date Hold around 190 MMcfe/d rest of year International Ahead of plan year-to-date Gulf of Mexico/S. Louisiana Substantial growth ahead 404 413 421-434 MMcfe/d 196 188 183-188 133 163 197-203 32 23 24-25 765 788 825-850 *Includes proportionate share of Four Star equity volumes

Strong Presence in Key U.S. Gas Basins Onshore Solid base for predictable and repeatable production and reserve growth Demonstrated growth profile Large inventory of opportunities Long-lived stable production Exposure to new unconventional plays GOM/SLA Provides exposure to high-reward exploration Inventory of development drilling & recompletion opportunities Highest rate of return region with proper risk discipline Texas Gulf Coast Solid low to medium-risk-inventory Large leasehold position in multi-pay zones Technical expertise in difficult plays

International Portfolio


Egypt
Block 8
(South Mariut)
100%
South Feiran
20%
(ENI operated)

Egypt

- Short cycle oil opportunities
- Good infrastructure
- Ability to expand position


Brazil
Rio de Janeiro

Brazil

- Portfolio of assets across risk spectrum
- Pinauna development online 2007
- Exploration potential significant

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Serious Hurdles in Early 2004 Capital philosophy focused on deep high-risk wells Capex heavily weighted to higher risk GOM and South Texas Steep natural decline Organizational structure did not foster teamwork and communication Reserve write down of 1.8 Tcfe announced in February 2004 Underlying asset base was solid

Restructuring Steps Actions Reorganized company to improve accountability Result Regional autonomy and central reserves reporting group Instilled capital discipline Key metric is PVR All regions create value in 2005 and beyond at $5.50/MMBtu gas price Balanced portfolio between risk and reserve life, supplemented with acquisitions Onshore today at 64% of reserves versus 56% in 2005, 9.5 year reserve life versus 6.1 in 2003 Focused on cost control PRIDE program and cycle time

Drilling Results 2005 Plan Pre-Drill PVR on Corporate Plan Deck1 Post-Drill PVR on Corporate Plan Deck1 Post-Drill PVR on Strip Prices2 Onshore SLA/GOM TGC 1.24 1.33 1.07 Onshore SLA/GOM TGC 1.23 1.19 1.02 Ons. GOM/SLA TGC Predicted Success Total PVR = 1.23 Total PVR = 1.19 Total PVR = 2.11 Ons. GOM/SLA TGC Ons. GOM/SLA TGC 99% 73% 89% Onshore SLA/GOM TGC 2.14 2.38 1.57 12005 Plan price of $4.75/MMBtu 2NYMEX strip at 12/30/05 99% 67% 83% Actual Success Onshore SLA/GOM TGC 1.26 1.51 1.29 Onshore SLA/GOM TGC 1.78 2.06 1.73 Ons. GOM/SLA TGC Total PVR = 1.33 Total PVR = 1.84 Ons. GOM/SLA TGC PVR on $5.50 Deck PVR on $8.00 Deck Predicted Success 98% 62% 83% 2005 2006 Plan

Rebalanced Portfolio Capital allocation and acquisition emphasized sustainable portfolio Increased reserve life from 6.1 years in 2003 to 9.5 years Onshore Other East 28 72 Onshore 28% Other Regions 72% Onshore Other East 42 58 Onshore Other East 53 47 Onshore 42% Other Regions 58% Onshore 53% Other Regions 47% 2004 2005 1Q 2006 % of Average Daily Production* *Includes 43% interest in Four Star

Drilling Portfolio 36% 100% 63% 86% 99% 100% 1 7 77 1Q Actuals 100% success on El Paso operated wells in 1Q 2006 High (Pc<40%) Med Exploration Development Risk Development & Exploration % of 2006 Drilling Capital 12% 46 20% 73 68% 342 16 60 553 Gross Wells 2006 Plan Low (Pc>80%) Risked Reserve Exposure (Bcfe) Predicted Gross Wells Drilled Actual Success Rate

2002 2003 2004 2005 % drilling success on net exploratory wells 66 68 54 98 Cost per well drilled 14.48 7.52 8.75 1.8 Lower-Risk Drilling Program* 66% 68% 54% 98% *Net exploratory wells (non-proved) $14.48 $7.52 $8.75 $1.80 # of Wells 41 82 24 88 Success Rate (%) Cost per Well ($ MM)

Onshore Cycle Time Scorecard Arkoma Arklatex Black Warrior Raton Rockies 53 60 87 86 58 27 43 64 72 44 26 17 23 14 14 54 76 84 109 32 355 1,409 1,292 1,932 1,526 454 6,613 2004 Avg. Days 2005 Avg. Days '04 vs. '05 Reduced Days 2005 Drilled Wells Incremental Production Days Fav./(Unfav.) Cycle time = well spud to first sales

How Will We Continue Our Growth? Disciplined capital investment program Significant acreage position Deep multi-year inventory across multiple basins Cost control and efficiency improvements Exposure to high impact exploration

Healthy Drilling Inventory Inventory generates 1.15 PVR at $5.50 price deck Conventional Gas Onshore Division Texas Gulf Coast Non-Conventional Gas Onshore Oil Gulf of Mexico/South Louisiana Total Domestic International Total Company 133 43 353 62 29 620 9 629 2006 Plan Future Years Total 490 80 1,630 290 100 2,590 30 2,620 4 3 5 6 4 5 4 5 Number of Wells

Summary Turnaround completed in 2005 Fundamentals strong for organic production and reserve growth Key exposure to high-growth opportunities Focused on efficiency improvements and cost control We are positioned to grow

Marketing & Trading Bryan Neskora

Marketing and Trading Overview Mark-to-Market Trade Book Remaining MTM and potential volatility PJM basis exposure Production hedges Marginable vs. Non-marginable EPM vs. EPEP Accrual book Legacy gas supply obligations Transport capacity and demand charges Summary

Mark-to-Market Trade Book by Commodity Low Medium High Book slightly long length offsets fuel requirements in transportation portfolio Remaining commodity exposure hedged at PJM west hub; open PJM basis position 65% rolls off in 2006 $ (10) $ (514) $ (249) Volatility Status Approx. Value 12/31/05 3/31/06 In 2005, greatly reduced exposure to commodity price movements $ Millions $ 28 $ (494) $ (74) Natural Gas Power Economic hedges

El Paso Power Exposure in PJM Delivery obligation equals 33 MMWh through 2016 100% of the energy hedged at the PJM west hub through 2016 Locational basis differential and capacity between PJM west hub and delivery points remains unhedged Historical locational basis showed little volatility before December 2004 Rising gas prices and transmission congestion caused locational basis settlements to double during 2005 PJM West PJM East Delivery obligations from west to east provides basis exposure

Production-Related Derivative Schedule Note: 2006 notional volumes have been amended from those originally provided on May 5, 2006 to reflect volumes for the nine months ending December 31, 2006

Legacy Gas Supply Obligations Up to 1 Bcf/d (7 major contracts) Approximately 90% of obligations are index priced Remaining fixed price obligations are hedged Approximately 55% of our obligations are markets on El Paso pipelines In 2005, $120 MM of net revenues on $156 MM of demand charges Low earnings volatility due to indexed-based portfolio

Transport Capacity and Demand Charges 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Alliance 66.6 67 67.3 67.7 67.9 68 68.3 68.5 68.7 63 0 0 0 0 0 0 0 0 0 0 0 0 0 Kern 18.4 18.4 18.5 18.4 18.4 18.4 18.5 6.1 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 EP Owned 36.9 34.7 34.6 34.5 28.5 23.4 22.2 20.8 20.8 20.8 19.7 18.5 18.5 16 15.2 15.1 15.1 15.1 15.2 15.1 14.6 8.5 6.8 Third Party 11.5 3.2 2.8 2.8 2.8 1 0.9 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Total 1.2 0.7 0.7 0.7 0.7 0.6 0.6 0.4 0.3 0.3 0.2 0.2 0.2 0.2 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.05 0.05 Alliance Kern EP Owned Third Party Annual Demand Charge ($ Millions)

Summary Significant progress in eliminating commodity risk in 2005 Complete exit of power trading as market permits Legacy gas book complimentary to production business Focusing efforts on maximizing the value of production company's gas and oil

Transaction Overview

Summary of Terms and Conditions for Secured Facilities Borrowers: El Paso Corporation Pipeline Company Borrowers Tennessee Gas Pipeline Company - El Paso Natural Gas Company Colorado Interstate Gas Company Guarantors: El Paso Corporation will guarantee the obligations of the Pipeline Company Borrowers under the Revolving Credit Facility and the obligations of the subsidiary guarantors, and certain subsidiaries of El Paso Corporation will guarantee the obligations of all Borrowers. The Credit Facilities will be secured by a first lien on the equity interest in Pipeline Company Borrowers Collateral: Initial Initial Type Undrawn Cost Drawn Cost Revolving Credit Facility 37.5 Bps L + 175 Bps Deposit LC Facility* - L + 200 Bps Facility: Total Revolving Commitment L/C Sublimit: Revolving Credit Facility: July 2009 Deposit LC Facility*: July 2011 Maturity: *Loans also permitted

Summary of Terms and Conditions Reps & Warranties, Affirm. Covenants: Mandatory Prepayments: Negative Covenants: Financial Covenants: Events of Default: Similar to current facility Leverage Ratio of Consolidated Debt to EBITDA not to exceed 5.75:1 until June 30, 2007, thereafter stepping down to 5.50:1 until June 30, 2008 and to 5.25:1 from June 30, 2008 onwards Fixed Charge Coverage Ratio (EBITDA/ Interest) of at least 1.75:1 until Dec 31, 2006 thereafter stepping up to 1.80:1 until June 30, 2008 and to 2.00:1 from June 30, 2008 onwards Substantially similar to current facility Substantially similar to current facility Substantially similar to current facility Similar to current facility with certain modifications Negative lien pledge on ANR Pipeline Company Eliminate restrictions on early retirement of debt with maturities beyond maturity of the revolver Eliminate restrictions on issuance of debt by subsidiaries of Pipeline Company Borrowers, but subject to an incurrence test at the Pipeline Company Borrower level Eliminate restrictions on use of debt by Pipeline Company Borrowers and their subsidiaries to make acquisitions

Major Differences $1.00 Billion Revolving Commitment $0.75 Billion Deposit LC Facility $1.25 Billion Term Loan B Facility $3.00 Billion total Security Package at multiple levels including direct pledges at level above ANR Storage, Bear Creek Storage, Mojave Pipeline and WIC Restrictions on early retirement of debt Restrictions on issuance of debt by subsidiaries of Pipelines Restrictions on Pipelines issuing debt to acquire businesses +/- $1.25 Billion Revolving Commitment +/- $0.50 Billion Deposit LC Facility* $1.75 Billion total Pledges above ANR Pipeline Company, ANR Storage and 50% of Bear Creek (from SNG side) eliminated. Security package simplified by eliminating pledges below Pipeline Company Borrowers. No restrictions on early retirement of debt Restriction eliminated subject to satisfying existing debt incurrence test at Pipelines Elimination of restrictions on Pipelines issuing debt to acquire businesses Current Facilities Proposed Facilities *Loans also permitted

Sources and Uses Note: Does not include fees and expenses associated with the transaction 1As of June 30, 2006 2Outstanding funded balance posted as letters of credit $ Billions

Collateral Coverage 2005 EBITDA Multiple 3.0x 2.0x 1.0x 0.0x CIG EPNG TGP Total Secured debt amount Coverage $ 198 244 397 839 $ 1,683 2,074 3,375 $ 7,132 $ 1,881 2,318 3,772 $ 7,971 $ 700 1,110 1,600 $ 3,410 $ 983 964 1,775 $ 3,722 $ 1,750 2.1 x $ 1,181 1,208 2,172 $ 4,561 $ 1,750 2.6 x 2005 EBITDA 8.5x 9.5x Value at Multiple Less Debt at Pipelines 8.5x 9.5x Equity Value at Multiple CIG CIG 8.5x 9.5x CIG 0.6 0.7 EPNG 0.6 0.7 TGP 1 1.2 TGP TGP EPNG EPNG

Timetable Monday, July 10th Lenders' meeting Friday, July 21st Commitments due from Lenders Tuesday, July 25th Comments due on documentation Friday, July 28th Closing and Funding Note: bank holidays denoted in bold July

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. The company defines EBITDA as EBIT plus Depreciation, Depletion and Amortization. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA , which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. We also believe that debt holders commonly use EBITDA to analyze company performance. Free Cash Flow reflects operating cash after capital expenditures and payment of dividends and is indicative of cash that may be available for repayment of debt, acquisitions or new growth opportunities available to the company. Free Cash Flow does not account for all our non-discretionary expenditures, such as our mandatory debt service requirements. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $3 billion credit agreement and El Paso's $300 million borrowing base credit facility. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

Net Debt Reconciliation Total debt Total cash Macae project debt* Net debt $ 21.3 1.4 0.4 $ 20.3 $ Billions $ 18.9 2.1 0.3 $ 17.1 $ 18.0 2.1 0.2 $ 16.1 $ 17.1 1.8 0.2 $ 15.5 12/31/03 12/31/04 12/31/05 3/31/06 *Debt reported as liability related to discontinued operations

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PVR (Present Value Ratio) This ratio represents the present value of future after-tax cash flows discounted at 12% over total investment Target ratio is 1.15: Every $1.00 invested returns $1.15 on an after-tax, discounted basis over the life of the project

SFAS 69 Reserve Reconciliation Beginning balance 12/31/20041 Production Sale of reserves in place Purchases of reserves in place Extensions, discoveries, and other Revisions of previous estimates Ending balance 12/31/20052 Four Star Oil & Gas 2,181 (271) (25) 277 242 11 2,415 253 Equivalent Reserves (Bcfe) 1HH = $6.22/MMBtu, WTI = $43.45/Bbl 2HH = $10.08/MMBtu, WTI = $61.04/Bbl

Public Side Q&A

El Paso Revolving Credit Facility July 10, 2006